LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED MARCH 31, 2001

Kemper High-Yield Opportunity Fund
Kemper High-Yield Fund II

KEMPER HIGH-YIELD FUNDS

"The Federal Reserve Board's 150-basis-point cut in short-term interest rates in the first quarter reinvigorated investor enthusiasm for fixed-income securities."

                                                             [KEMPER FUNDS LOGO]

                                                                       CONTENTS

                                                                              3
                                                              ECONOMIC OVERVIEW

                                                                              7
                                                             PERFORMANCE UPDATE

                                                                             10
                                                           PORTFOLIO STATISTICS

                                                                             12
                                                       PORTFOLIO OF INVESTMENTS

                                                                             26
                                                           FINANCIAL STATEMENTS

                                                                             29
                                                           FINANCIAL HIGHLIGHTS

                                                                             33
                                                  NOTES TO FINANCIAL STATEMENTS

AT A GLANCE

 KEMPER HIGH-YIELD OPPORTUNITY FUND
 TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2001 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                    KEMPER HIGH-YIELD           KEMPER HIGH-YIELD       LIPPER HIGH CURRENT YIELD
KEMPER HIGH-YIELD OPPORTUNITY FUND CLASS A      OPPORTUNITY FUND CLASS B    OPPORTUNITY FUND CLASS C     FUNDS CATEGORY AVERAGE*
------------------------------------------      ------------------------    ------------------------    -------------------------
-3.05                                                     -3.49                       -3.62                       -2.37

 KEMPER HIGH-YIELD FUND II
 TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2001 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                 KEMPER HIGH-YIELD FUND      KEMPER HIGH-YIELD FUND     LIPPER HIGH CURRENT YIELD
KEMPER HIGH-YIELD FUND II CLASS A                      II CLASS B                  II CLASS C            FUNDS CATEGORY AVERAGE*
---------------------------------                ----------------------      ----------------------     -------------------------
0.11                                                      -0.28                       -0.28                       -2.37

 NET ASSET VALUE

                                     AS OF     AS OF
                                    3/31/01   9/30/00
 .........................................................
    KEMPER HIGH-YIELD OPPORTUNITY
    FUND CLASS A                     $6.31     $6.94
 .........................................................
    KEMPER HIGH-YIELD OPPORTUNITY
    FUND CLASS B                     $6.31     $6.94
 .........................................................
    KEMPER HIGH-YIELD OPPORTUNITY
    FUND CLASS C                     $6.30     $6.94
 .........................................................

                                     AS OF     AS OF
                                    3/31/01   9/30/00
 .........................................................
    KEMPER HIGH-YIELD FUND II
    CLASS A                          $7.33     $7.78
 .........................................................
    KEMPER HIGH-YIELD FUND II
    CLASS B                          $7.33     $7.78
 .........................................................
    KEMPER HIGH-YIELD FUND II
    CLASS C                          $7.33     $7.78
 .........................................................

 KEMPER HIGH-YIELD OPPORTUNITY FUND
 RANKINGS AS OF 3/31/01*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER HIGH CURRENT YIELD FUNDS CATEGORY

                        CLASS A                 CLASS B                 CLASS C
 ..........................................................................................
    1-YEAR         #318 of 368 funds       #319 of 368 funds       #320 of 368 funds
 ..........................................................................................

 KEMPER HIGH-YIELD II FUND
 RANKINGS AS OF 3/31/01*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER HIGH CURRENT YIELD FUNDS CATEGORY

                        CLASS A                 CLASS B                 CLASS C
 ..........................................................................................
    1-YEAR         #167 of 368 funds       #187 of 368 funds       #187 of 368 funds
 ..........................................................................................

LIPPER, INC. RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE. RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE, SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

 DIVIDEND AND YIELD REVIEW

 THE FOLLOWING TABLES SHOW PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUNDS AS OF MARCH 31, 2001.

    KEMPER-HIGH YIELD
    OPPORTUNITY FUND             CLASS A               CLASS B               CLASS C
 ...............................................................................................
    SIX-MONTH INCOME:            $0.4140               $0.3846               $0.3857
 ...............................................................................................
    MARCH DIVIDEND:              $0.0650               $0.0605               $0.0607
 ...............................................................................................
    ANNUALIZED
    DISTRIBUTION RATE+:           12.36%                11.51%                11.56%
 ...............................................................................................
    SEC YIELD+:                   11.04%                10.84%                10.69%
 ...............................................................................................

      KEMPER-HIGH YIELD
           FUND II               CLASS A               CLASS B               CLASS C
 ...............................................................................................
    SIX-MONTH INCOME:            $0.4500               $0.4209               $0.4211
 ...............................................................................................
    MARCH DIVIDEND:              $0.0710               $0.0662               $0.0663
 ...............................................................................................
    ANNUALIZED
    DISTRIBUTION RATE+:           11.62%                10.84%                10.85%
 ...............................................................................................
    SEC YIELD+:                   10.50%                10.21%                10.23%
 ...............................................................................................

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON MARCH 31, 2001. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED MARCH 31, 2001, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH THE STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.


DEAR SHAREHOLDER:

Just one year ago, the U.S. economy seemed to be on solid footing. Now, cracks have appeared virtually everywhere. Production and retail sales growth have plunged, profits have nose-dived, layoff announcements have soared and wealth has evaporated as a bear strides down Wall Street.

  U.S. economic growth ground almost to a halt during the winter, and there is little momentum heading into the spring. We have lowered our growth forecasts to just under 2 percent this year and a bit above 2 percent for 2002. That doesn't leave much of a cushion for anything to go wrong, and the chance of an outright recession is high -- about one in three.

  Naturally, the hunt is on for villains and scapegoats. The last decade's hero, Federal Reserve Board Chairman Alan Greenspan, risks becoming this year's flogging boy. Many believe he triggered the current economic slowdown and equity market drop by raising interest rates inappropriately. But our view is different: Greenspan should have tried harder to curb credit excesses and speculative imbalances early on, but he hardly created the euphoria single-handedly, and he is not solely responsible for the current malaise.

  For one idea of what did cause the current malaise, we only need look at the speed with which production and retail sales growth have headed south. Although it isn't unprecedented, big falloffs in sales and production do tend to set in motion a dangerous chain of events, one that very much increases the risks of recession.

  First, profits suffer. Not even the most trigger-happy, cost-cutting executive can save his bottom line in the short run when revenues dry up unexpectedly. And earnings disappointments for this cycle are flooding in. Fourth quarter 2000 Standard & Poor's (S&P) operating earnings were down 2 percent compared to a year ago, their first dip since 1998. More importantly, when CEOs confessed to missing their fourth quarter targets, they warned investors that the earnings outlook was bleak indeed. And the carnage is not confined to any particular sector. We agree that there is trouble ahead. We look for a 6.5 percent decline in S&P operating earnings this year, with profits not likely to touch bottom until early 2002.

  Profit shortfalls obviously force executives to curb capital spending, the second link in the chain. First, they have less money to bandy about. Second, why expand when you already have idle facilities? Factory operating rates have fallen to 78 percent, the lowest since the last recession. Services, such as advertising, have excesses, too. So we do think it's reasonable to expect declines in traditional capital goods, such as machine tools, trucks and office furniture. We've cut our capital spending estimate to around 3 percent for this year and next.

  Why have we forecast any capital spending growth at all? First, America has neglected its energy infrastructure, and now it is paying the price. Orders for energy generating capacity have catapulted, and natural gas exploration will mean soaring demand for pipelines, processing facilities and other equipment. Second, technology prices are falling again with a vengeance. That stimulates demand, especially since these products help save on labor, which is getting more expensive. Companies will probably try to hold the line on the dollars they spend for high-tech products for the next year or so, but we think the number of computers and storage devices they purchase will still go up.

  Still, despite our relative optimism that America is likely to avoid a capital spending bust, we doubt the country will soon return to the glory days of double-digit growth in either profits or investment. The equity market has taken this more sober outlook on board, and Wall Street is suffering its first bear market in over a decade.

  Bear markets are normally nothing to be afraid of, but the stock market has never been this big relative to the economy. At its peak last winter, equity market capitalization was 86 percent larger than gross domestic product (GDP), compared to 45 percent smaller in 1987. Wall Street matters more to the average family, too. Last winter, stocks comprised 27 percent of households' net worth, compared just 10 percent in 1987. The stocks Americans

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                            NOW(4/30/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                            ------------           ------------            ----------            -----------
10-year Treasury rate1                          5.10                   5.70                   6.00                   5.20
Prime rate2                                     7.75                   9.50                   9.00                   7.75
Inflation rate3*                                3.00                   3.50                   3.80                   1.70
The U.S. dollar4                                9.20                  11.30                   1.10                  -0.50
Capital goods orders5*                          1.70                  22.20                  13.30                   5.40
Industrial production 5*                        0.90                   6.10                   5.80                   3.70
Employment growth6                              0.50                   1.80                   2.50                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 3/31/01.

SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.



own are even worth more than the equity they have in their homes. That's why, despite a sharp rise in house prices last year, falling stock prices dealt the biggest blow to the household wealth in over 25 years.

  Can U.S. consumers shrug off the big losses? We don't think so. There are only so many Scrooges who pile up money just to count it. People have been saving little because they assumed their stock market gains would take care of their retirement. Many are already having second thoughts; hence the frugality during the Christmas shopping season and the falloff in consumer confidence. History tells us to expect much slower consumer spending when net worth is under pressure.

  So far, though, consumers haven't panicked. Vehicle sales ran at a fantastic rate of more than 17,000,000 annually during the opening months of the year (although we expect sales to slump once car makers cut back on incentives). Recreation spending is up sharply, especially at casinos and amusement parks. Folks are not eager to buy another personal computer, but they're still having a love affair with the Internet: Annualized spending on Internet service providers was $22 billion in the first two months of this year (the latest data available from the Bureau of Economic Analysis compared to less than $10 billion in the first two months of 2000.

  Despite these bright spots, we think businesses vying for a share of consumer wallets will find it tough going during the next couple of years. As long as we get a substantial tax cut -- and soon! -- shoppers will probably stay in the game. But we doubt overall consumption will rise much more than two percent for the next couple of years, as the damage the bear market has done sinks in.

  As the clouds gather over both capital spending and consumption, a little help from our friends would be most welcome. We're not likely to get much. Japan's economy is struggling. Smaller Asian nations are hurting from the rout in the electronics industry, among other things. Political problems have resurfaced in the largest economies in South America. And Europe is slowing down. This is not the stuff of vibrant export growth, and the surprisingly strong dollar has provided an additional headwind. Export volume actually declined in the final quarter of 2000, and we've trimmed this year's export growth estimate to 3 percent to 4 percent from the 7 percent to 8 percent we thought likely three months ago. With imports still pouring in, trade will likely be a drag on U.S. growth in 2001 and 2002, just as it has been every year since 1996.

  As virtually every part of the economy decelerates, it puts enormous strain on the credit markets, the final link

ECONOMIC OVERVIEW

in our chain and the one that holds everything together. The most recent boom encouraged virtually everyone to borrow. People expected profits and incomes to grow so fast that making future payments would be no problem.

  Now, falling profits and surging layoffs will test that optimism. There's little margin for error. Debt service now eats up 14.3 percent of families' after-tax income, an all time high. And non-financial companies have pushed their debt up to 64 percent of GDP, only a smidgen lower than during the junk bond heyday. Defaults are high.

  But consumers and non-financial businesses look downright conservative next to financial companies. In just the past six years, they've doubled their leverage -- from under $4 trillion to over $8 trillion, or nearly 85 percent of GDP. Most of this debt is backed by other debt, such as mortgage pools, asset-backed securities and other structured products. But that doesn't mean it's risk free. The math underlying the securities is complex, counter-parties to the transactions are legion and markets must be almost perfectly liquid to assure constant refunding. The whizzes who concocted this financial legerdemain had better hope they got their models right. So should the rest of us. Of all the risks that come from a slowing economy, a breakdown in the credit markets would have the greatest fallout of all.

  Economic slowdowns and bear markets are no fun whatsoever. They test a country's policymakers, businesspeople and citizens. So far, the evidence strongly suggests that all are keeping their heads and acting appropriately. If that continues to be the case -- as we expect it will -- the worst should be behind us sometime in the second half of the year. Until then, be careful out there.

Zurich Scudder Investments, Inc.

Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF APRIL 25, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A PROSPECTUS, DOWNLOAD ONE FROM WWW.SCUDDER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[HARRY RESIS PHOTO]

HARRY RESIS JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1988 AND IS A MANAGING DIRECTOR. HE IS ALSO LEAD PORTFOLIO MANAGER OF KEMPER HIGH-YIELD FUND, KEMPER HIGH-YIELD FUND II AND KEMPER HIGH-YIELD OPPORTUNITY FUND AND HANDLES ALL OF THE TRADING ACTIVITY FOR THE FUNDS. RESIS HOLDS A BACHELOR'S DEGREE IN FINANCE FROM MICHIGAN STATE UNIVERSITY.

[DAN DOYLE PHOTO]

DAN DOYLE IS A PORTFOLIO MANAGER OF KEMPER HIGH-YIELD OPPORTUNITY FUND. A CERTIFIED FINANCIAL ANALYST, HE HAS BEEN INVOLVED WITH KEMPER HIGH-YIELD FUND IN BOTH RESEARCH AND TRADING SINCE 1986 AND IS A SENIOR TRADER FOR THE FUND. DOYLE RECEIVED HIS M.B.A. FROM THE UNIVERSITY OF CHICAGO.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THE HIGH-YIELD BOND MARKET APPEARS TO BE AT THE BEGINNING OF A SLOW RENAISSANCE. SHARP CUTS IN SHORT-TERM INTEREST RATES AND A HIGHLY VOLATILE STOCK MARKET HAVE BEEN THE CATALYSTS FOR A STRONG REBOUND IN BOND PRICES THAT BEGAN IN MID-DECEMBER 2000. TELECOM BONDS HAVE REMAINED WEAK, HOWEVER, AS THE TECHNOLOGY AND COMMUNICATIONS SECTORS FACE CONTINUING CREDIT CONCERNS AND REDUCED INVESTOR SUPPORT.

Q     HOW DID KEMPER HIGH-YIELD FUND II AND KEMPER HIGH-YIELD OPPORTUNITY FUND
PERFORM FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2001?

A     We have had two very different high-yield bond markets since autumn. The fourth calendar quarter of 2000 was marked by across-the-board weakness and negative returns. But in January, conditions turned around. The Federal Reserve Board's 150-basis-point cut in short-term interest rates in the first quarter reinvigorated investor enthusiasm for fixed-income securities. High-yield bonds were one of the better-performing asset classes between the end of September and the end of March.

  Kemper High-Yield Fund II's 0.11 percent gain (total return for Class A shares unadjusted for sales charges) for the six months ended March 31, 2001, contrasted sharply with the bloodletting in the stock market. The unmanaged Nasdaq Composite Index sank 49.90 percent, the unmanaged Standard & Poor's 500 index plummeted 18.75 percent, and the unmanaged Russell 2000 Index, a measure of small-company stocks, dropped 6.82 percent. The JP Morgan Global High-Yield Bond Index, whose returns also do not include the expenses of actively managing a portfolio, rose 0.12 percent for the period. Kemper High-Yield Opportunity Fund's more aggressive portfolio, which had modest exposure to the equity markets, fell 3.05 percent (Class A shares unadjusted for sales charges).

 HIGH-YIELD BOND YIELDS (YIELD-TO-WORST) VS. 10-YEAR TREASURIES
 MARCH 31, 1996 TO MARCH 31, 2001
[BAR GRAPH]

                                     MERRILL LYNCH HIGH
                                        YIELD MASTER           TEN-YEAR
                                           INDEX*             TREASURIES
                                     ------------------       ----------
3/96                                        9.796               6.212
                                            9.849               6.458
                                            9.861               6.639
                                            9.989               6.502
                                           10.009               6.583
                                            9.912               6.727
                                            9.595               6.496
                                            9.629               6.151
                                            9.418               5.932
                                            9.385               6.243
                                            9.407               6.305
                                              9.1               6.428
3/97                                        9.665                6.77
                                            9.561               6.592
                                             9.24               6.527
                                            9.055               6.412
                                            8.572               5.978
                                            8.797               6.287
                                             8.58               6.095
                                            8.716               5.882
                                            8.691               5.952
                                              8.6               5.836
                                            8.352               5.575
                                            8.378               5.749
3/98                                        8.391               5.789
                                            8.549               5.795
                                            8.679               5.719
                                            8.812               5.628
                                            8.819               5.667
                                            10.18               5.205
                                           10.276               4.678
                                            10.97               4.748
                                           10.088               4.946
                                           10.304               4.961
                                           10.192                4.94
                                           10.416               5.508
3/99                                       10.365               5.436
                                            9.912               5.481
                                           10.328               5.803
                                           10.518                5.92
                                            10.47               6.035
                                           10.813                6.15
                                           10.952               6.065
                                           11.116               6.177
                                           10.943               6.326
                                           11.021               6.558
                                           11.459               6.771
                                           11.548               6.657
3/00                                       11.922               6.498
                                           12.252                6.66
                                           12.563               6.761
                                           12.283               6.486
                                           12.344               6.428
                                           12.312               6.256
                                           12.603               6.215
                                             13.5                6.15
                                            14.41               5.849
                                           14.139               5.491
                                           12.705               5.235
                                           12.362               5.071
3/01                                       12.764               4.962

SOURCES: BLOOMBERG BUSINESS NEWS, MERRILL LYNCH

INTEREST PAYMENTS AND RETURN OF PRINCIPAL FOR HIGH-YIELD BONDS, UNLIKE TREASURIES, ARE NOT GUARANTEED BY THE U.S. GOVERNMENT. YIELDS ARE AN AVERAGE OF BONDS WITH B RATINGS AND A SIMILAR DURATION TO 10-YEAR TREASURIES. HIGH-YIELD BONDS INVOLVE MORE CREDIT RISK THAN INVESTMENT-GRADE SECURITIES. TREASURY BONDS HAVE NO CREDIT RISK.

PERFORMANCE UPDATE

  Because we maintained a well-diversified portfolio and strong weighting in relatively higher-quality BB-rated securities, Kemper High-Yield Fund II outperformed the average high-yield bond fund for the six months ended March 31. The average fund in Lipper's high current yield category fell 2.37 percent for the period.

Q     HOW DID HIGH-YIELD BONDS PERFORM RELATIVE TO OTHER TYPES OF BONDS?

A     Government securities have historically reacted more quickly to changes in
Federal Reserve monetary policy than corporate high-yield debt, and this was true for the first half of the fund's fiscal year. The unmanaged Lehman Brothers Aggregate Bond Index, which includes both government and high-quality corporate bonds, rose 7.37 percent for the six months ended March 31.

  Consequently, the interest-rate differential between 10-year Treasuries and high-yield bonds, most of which have 10-year maturities, increased. The difference in yield, or spread, between 10-year Treasuries (4.92 percent yield) and high-yield bonds (13.49 average yield as measured by JP Morgan) widened from 740 basis points to 857 basis points. Thus, as of March 31, high-yield bonds offered nearly three times the income potential of comparable maturity government securities for investors comfortable with taking additional risk. This is a historically attractive level that we think may help fuel additional investor demand for high-yield securities in the coming months.

Q     HOW DID YOU POSITION THE KEMPER HIGH-YIELD FUND'S PORTFOLIO DURING THE
FIRST HALF OF FISCAL YEAR 2001?

A     During the fourth quarter of 2000, we upgraded the quality of each fund's portfolio, keeping an above-average percentage of assets in BB-rated securities relative to many of our peers. We also reduced the percentage of B-rated securities between September 30 and December 31. As interest rates fell more sharply than expected in the first quarter and the dynamics of the high-yield market improved, we redeployed assets to selected B-rated securities to maximize total return potential. Throughout the period, we focused on a smaller number of larger, more liquid bond issues, and on companies with relatively solid cash flow and proven management.

  For the remainder of the year, we will look for opportunities among undervalued bonds and new-issue bonds with B ratings, while maintaining our holdings of higher-quality BB bonds. In the long run, we believe this positioning will benefit total return, especially if it takes longer than expected to revive U.S. economic growth.

Q     HOW HAS THE U.S. ECONOMIC SLOWDOWN AFFECTED THE CREDITWORTHINESS OF
HIGH-YIELD BOND ISSUERS?

A     One source of anxiety hanging over high-yield bonds has been the growing size of the distressed high-yield market. Between September 30 and March 31, 2001, the 12-month trailing default rate for high-yield bonds climbed from less than 4 percent to 5.7 percent as of March 31, 2001, the highest point since the early 1990s. Many bonds issued by telecom and Internet companies have suffered because sales and profits have not lived up to expectations as the technology sector's short-term growth prospects began to unravel. Overall, rising oil prices, a weak

 HIGH-YIELD BOND MARKET -- AVERAGE YIELDS BY CREDIT QUALITY

BASED ON JP MORGAN GLOBAL HIGH-YIELD BOND INDEX (THE FUND'S BENCHMARK) [PIE CHARTS]

                                                                YIELD 3/31/01                  % OF BENCHMARK
                                                                -------------                  --------------
BB bonds                                                             8.87                          31.00
B bonds                                                             11.89                          56.00
CCC bonds                                                           24.59                          12.00
Nonrated bonds                                                      29.47                           1.00

SOURCE: JP MORGAN

YIELDS SHOWN ABOVE DO NOT REPRESENT THE CURRENT YIELD OF KEMPER HIGH-YIELD FUND'S. THE JP MORGAN GLOBAL HIGH-YIELD BOND INDEX IS AN UNMANAGED GROUP OF LOWER-QUALITY BONDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE INDEX.

PERFORMANCE UPDATE

                                                                     CUMULATIVE TOTAL RETURN
                                                                     -----------------------
BB bonds                                                                        6.42
B bonds                                                                        -0.23
CCC bonds                                                                     -14.61
Nonrated bonds                                                                -26.03

SOURCE: JP MORGAN

euro (which made the goods of domestic companies that export more expensive for Europeans to buy) and higher operating costs put pressure on the cash flows of many high-yield bond issuers during the past six months.

Q     ARE TECHNOLOGY AND TELECOM BONDS A BIG PART OF THE HIGH-YIELD MARKET OR
KEMPER HIGH-YIELD FUND II AND KEMPER HIGH-YIELD OPPORTUNITY FUND?

A     Wire line telecom, wireless telecom and cable television bonds are the three biggest components of the high-yield market, as measured by the JP Morgan Global High-Yield Bond Index. Together they accounted for 25.8 percent of the index as of March 31 as well as a substantial share of assets in Kemper High-Yield Fund II and Kemper High-Yield Opportunity Fund. We focused on cable bonds during the first half of fiscal year 2001, and the value of these bonds generally held up well during the period.

Q     THERE ARE MANY TECHNICAL INDICATORS TO MEASURE INVESTOR ENTHUSIASM FOR
STOCKS, INCLUDING INITIAL PUBLIC OFFERING ACTIVITY, WHICH HAS FALLEN OFF SHARPLY. HOW ACTIVE IS THE MARKET FOR HIGH-YIELD BONDS?

A     About $33.1 billion in high-yield debt was issued during the first quarter of 2001, more than eight times the $3.8 billion sold for the entire fourth quarter of 2000. We think the inability of some firms to raise enough capital in the equity markets (given volatile conditions) is helping fuel an increased level of issuance in high yield. While the amount of new money entering the market has slowed since January, high-yield mutual fund flows remain positive, according to JP Morgan. In the first quarter, $7 billion of new money was invested in high-yield mutual funds, compared with a $3.5 billion outflow in the first quarter of 2000. New issues were easily absorbed by this cash flow.

Q     MANY CORPORATIONS THAT ISSUE HIGH-YIELD BONDS ALSO HAVE PUBLICLY TRADED
STOCKS. IF THE EQUITY MARKET REMAINS WEAK, WON'T THAT AFFECT THE HIGH-YIELD MARKET?

A     History suggests the high-yield market can do well even when the stock market does not. In 1991, when the United States emerged from recession and the high-yield bond default rate peaked at almost 12 percent, high-yield bonds provided returns of nearly 40 percent, according to Merrill Lynch. At the time, the market began to recover well before defaults peaked. The average high-yield spread declined from about 970 basis points at the start of 1991 to 600 basis points by the time the high-yield default rate peaked in June, according to Bloomberg Business News.

  No doubt, high-yield bond prices will fluctuate in the coming months, and there may be periods of weakness. The effects of the Fed's rate cuts are not immediate, and we may be experiencing a recession that's a bit different from those that have occurred since the end of World War II. In our view, the current economic slowdown comes after several years of excess and imprudent investment in many sectors, particularly technology. It may take more than a year for inventory and financial excesses to be resolved.

  However, we are encouraged by the fact that after three years of weakness, the high-yield market is again gaining recognition for its potential to diversify an equity portfolio and temper volatility. While we can't say the strong relative performance of high-yield bonds will continue, we believe keeping a high-yield bond mutual fund in a well-balanced portfolio makes more sense than ever.

 U.S. HIGH-YIELD BOND PERFORMANCE BY RATING CATEGORY

SEPTEMBER 30, 2000 TO MARCH 31, 2001
[BAR GRAPH]

PORTFOLIO STATISTICS

KEMPER HIGH-YIELD OPPORTUNITY FUND

    PORTFOLIO COMPOSITION BY SECTOR*   ON 3/31/01              ON 9/30/00
--------------------------------------------------------------------------------
    TELECOMMUNICATIONS                     31%                     23%
 ................................................................................
    BASIC INDUSTRIES                       13                      18
 ................................................................................
    CONSUMER CYCLICALS                     16                      15
 ................................................................................
    MEDIA                                   0                      13
 ................................................................................
    CONSUMER NONCYCLICALS                  11                       8
 ................................................................................
    CAPITAL GOODS                           6                       6
 ................................................................................
    ENERGY AND UTILITIES                    6                       5
 ................................................................................
    COMMON AND PREFERRED STOCK              5                       4
 ................................................................................
    OTHER                                   7                       3
 ................................................................................
    TRANSPORTATION                          2                       2
 ................................................................................
    TECHNOLOGY                              1                       2
 ................................................................................
    CASH AND EQUIVALENTS                    2                       1
--------------------------------------------------------------------------------
                                          100%                    100%

[PIE CHART] [PIE CHART]

                 QUALITY               ON 3/31/01              ON 9/30/00
--------------------------------------------------------------------------------
    BBB                                     3%                      3%
 ................................................................................
    BB                                     16                      15
 ................................................................................
    B                                      61                      68
 ................................................................................
    BELOW B AND NOT RATED                  20                      14
--------------------------------------------------------------------------------
                                          100%                    100%

[PIE CHART] [PIE CHART]

INTEREST RATE SENSITIVITY

                                       ON 3/31/01              ON 9/30/00
--------------------------------------------------------------------------------
    AVERAGE MATURITY                   5.4 years               6.6 years
 ................................................................................
    AVERAGE DURATION                   3.3 years               3.7 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO STATISTICS

KEMPER HIGH-YIELD FUND II

    PORTFOLIO COMPOSITION BY SECTOR*     ON 3/31/01              ON 9/30/00
----------------------------------------------------------------------------------
    TELECOMMUNICATIONS                       39%                     24%
 ..................................................................................
    CONSUMER CYCLICALS                       25                      23
 ..................................................................................
    MEDIA                                     0                      15
 ..................................................................................
    BASIC INDUSTRIES                          8                      10
 ..................................................................................
    CONSUMER NONCYCLICALS                     5                       8
 ..................................................................................
    U.S. TREASURIES                           8                       7
 ..................................................................................
    CAPITAL GOODS                             8                       5
 ..................................................................................
    ENERGY AND UTILITIES                      4                       3
 ..................................................................................
    OTHER                                     2                       2
 ..................................................................................
    TRANSPORTATION                            1                       1
 ..................................................................................
    TECHNOLOGY                                0                       1
 ..................................................................................
    CASH AND EQUIVALENTS                      0                       1
----------------------------------------------------------------------------------
                                            100%                    100%

[PIE CHART] [PIE CHART]

                  QUALITY                ON 3/31/01              ON 9/30/00
----------------------------------------------------------------------------------
    AAA                                       0%                      7%
 ..................................................................................
    BBB                                       7                       4
 ..................................................................................
    BB                                       23                      24
 ..................................................................................
    B                                        55                      57
 ..................................................................................
    BELOW B AND NOT RATED                    15                       8
----------------------------------------------------------------------------------
                                            100%                    100%

[PIE CHART] [PIE CHART]

INTEREST RATE SENSITIVITY

                                         ON 3/31/01              ON 9/30/00
----------------------------------------------------------------------------------
    AVERAGE MATURITY                     6.1 years               6.8 years
 ..................................................................................
    AVERAGE DURATION                     3.6 years               4.1 years
----------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER HIGH YIELD OPPORTUNITY FUND
Portfolio of Investments at March 31, 2001 (Unaudited)

    REPURCHASE AGREEMENTS--1.7%                                                       PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------
                                       State Street Bank and Trust Company, 5.23%,
                                         to be repurchased at $334,146 on
                                         04/02/2001**
                                         (Cost $334,000)                                 $  334,000      $   334,000
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    U. S. GOVERNMENT OBLIGATIONS--6.4%
------------------------------------------------------------------------------------------------------------------------
                                       U.S. Treasury Bond, 15.750%, 11/15/2001
                                         (Cost $1,287,656)                                1,200,000        1,282,308
                                       ---------------------------------------------------------------------------------

    CORPORATE BONDS--81.6%
------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--19.5%
                                       AFC Enterprises, 10.250%, 05/15/2007                 510,000          517,650
                                       Ameristar Casino, Inc., 10.750%, 02/15/2009          100,000          102,250
                                       Avondale Mills, 10.250%, 05/01/2006                  274,000          267,150
                                       Boca Resorts, Inc., 9.875%, 04/15/2009               400,000          400,000
                                       Choctaw Resort Development, 9.250%,
                                         04/01/2009                                         100,000          101,625
                                       Circus Circus Mandalay Resort Group, 6.450%,
                                         02/01/2006                                          30,000           27,941
                                       Guitar Center Management, 11.000%, 07/01/2006        330,000          320,512
                                       Hasbro, Inc., 8.500%, 03/15/2006                      20,000           18,056
                                       Hines Horticulture, Inc., 11.750%, 10/15/2005        450,000          414,000
                                       Horseshoe Gaming Holdings, 8.625%, 05/15/2009        100,000           99,250
                                       Horseshoe Gaming LLC, 9.375%, 06/15/2007             100,000          103,000
                                       MGM Grand, Inc., 9.750%, 06/01/2007                  160,000          170,000
                                       Mandalay Resort Group, 9.500%, 08/01/2008            120,000          125,400
                                       Park Place Entertainment, Inc., 9.375%,
                                         02/15/2007                                         150,000          155,625
                                       Perkins Finance, L.P., 10.125%, 12/15/2007           190,000          180,500
                                       Restaurant Co.,
                                         Step-up Coupon, 0% to 05/15/2003,
                                         11.250% to 05/15/2008                              250,000          100,000
                                       Sealy Mattress Co.,
                                         Step-up Coupon, 0% to 12/15/2002,
                                         10.875% to 12/15/2007                              670,000          576,200
                                       Six Flags, Inc., 9.500%, 02/01/2009                  100,000          101,500
                                       Specialty Retailers, Inc., 9.000%,
                                         07/15/2007*                                        200,000            1,750
                                       Venetian Casino, 12.250%, 11/15/2004                 100,000          103,500
                                       ---------------------------------------------------------------------------------
                                                                                                           3,885,909
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--1.5%
                                       Fleming Companies, Inc., 10.125%, 04/01/2008         100,000          103,000
                                       Grove Worldwide LLC, 9.250%, 05/01/2008*             125,000            8,750
                                       Jafra Cosmetics International, Inc., 11.750%,
                                         05/01/2008                                         190,000          186,200
                                       ---------------------------------------------------------------------------------
                                                                                                             297,950
------------------------------------------------------------------------------------------------------------------------

    HEALTH--1.2%
                                       Magellan Health Services, Inc., 9.000%,
                                         02/15/2008                                          80,000           74,600
                                       Mariner Post-Acute Network, Inc.,
                                         Step-up Coupon, 0% to 11/01/2002, 10.500%
                                         to 11/01/2007*                                     510,000            2,550
                                       Tenet Healthcare Corp., 9.250%, 09/01/2010           150,000          165,750
                                       ---------------------------------------------------------------------------------
                                                                                                             242,900

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                      PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--16.4%
                                       Airgate PCS, Inc.,
                                         Step-up Coupon, 0% to 10/01/2004,
                                         13.500% to 10/01/2009                           $  200,000      $   121,000
                                       American Tower Corp., 9.375%, 02/01/2009              70,000           67,025
                                       Dobson Communications Corp., 10.875%,
                                         07/01/2010                                         100,000          102,000
                                       Exodus Communications, Inc., 11.625%,
                                         07/15/2010                                         100,000           80,500
                                       FairPoint Communications, 12.500%, 05/01/2010        200,000          188,000
                                       Global Crossing Holdings Ltd., 9.500%,
                                         11/15/2009                                         230,000          215,625
                                       Global Telesystems Group, 9.875%, 02/15/2005         100,000           22,000
                                       ICG Holdings, Inc.,
                                         13.500% to 09/15/2005*                             500,000           30,000
                                       Impsat Corp., 12.375%, 06/15/2008                    155,000           79,050
                                       Insight Communications Co., Inc., 12.250%,
                                         02/15/2011                                         150,000           82,125
                                       KMC Telecom Holdings, Inc.:
                                         Step-up Coupon, 0% to 02/15/2003,
                                         12.500% to 02/15/2008                              480,000           40,800
                                       13.500%, 05/15/2009                                  220,000           53,900
                                       Level 3 Communications, Inc.:
                                         11.000%, 03/15/2000                                280,000          219,100
                                         Step-up coupon, 0% to 03/15/2005,
                                         12.875% to 03/15/2010                              100,000           38,000
                                       McLeodUSA, Inc., 11.375%, 01/01/2009                 180,000          176,400
                                       MGC Communications, 13.000%, 10/01/2004              310,000          186,000
                                       Nextel Communications, Inc.:
                                         Step-up Coupon, 0% to 09/15/2002,
                                         10.650% to 09/15/2007                               10,000            7,400
                                       9.500%, 02/01/2011                                    50,000           42,500
                                       12.000%, 11/01/2008                                  100,000           99,500
                                       Nextlink Communications, Inc.:
                                         Step-up Coupon, 0% to 04/15/2003,
                                         9.450% to 04/15/2008                                40,000           16,000
                                       12.500%, 04/15/2006                                   20,000           14,500
                                       Primus Telecommunications Group:
                                       11.250%, 01/15/2009                                   50,000           14,000
                                       11.750%, 08/01/2004                                   10,000            2,800
                                       12.750%, 10/15/2009                                   60,000           16,800
                                       SBA Communications Corp.:
                                         Step-up Coupon, 0% to 03/01/2003,
                                         12.000% to 03/01/2008                              110,000           86,900
                                       10.250%, 02/01/2009                                  100,000           93,500
                                       Spectrasite Holdings, Inc.:
                                         Step-up Coupon, 0% to 04/15/2004,
                                         11.250% to 04/15/2009                              150,000           68,625
                                         Step-up Coupon, 0% to 07/15/2003,
                                         12.000% to 07/15/2008                              510,000          295,800
                                       Telecorp PCS, Inc.,
                                         Step-up-Coupon, 0% to 04/15/2004,
                                         11.625% to 04/15/2009                              230,000          152,950
                                       Time Warner Telecom, Inc., 10.125%,
                                         02/01/2011                                         160,000          160,000
                                       Tritel PCS, Inc.,
                                         Step-up Coupon, 0% to 05/15/2004,
                                         12.75% to 05/15/2009                               260,000          171,600
                                       Triton Communications LLC,
                                         Step-up Coupon, 0% to 05/01/2003,
                                         11.000% to 05/01/2008                              400,000          309,000
                                       ---------------------------------------------------------------------------------
                                                                                                           3,253,400

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                      PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--2.0%
                                       Eaton Vance Corp., Class C, 13.680%,
                                         07/15/2012                                      $  200,000      $   200,812
                                       FRD Acquisition, 12.500%, 07/15/2004*                 20,000            3,000
                                       HMH Properties, Inc., 7.875%, 08/01/2008             200,000          190,000
                                       ---------------------------------------------------------------------------------
                                                                                                             393,812
------------------------------------------------------------------------------------------------------------------------

    MEDIA--13.8%
                                       AMFM, Inc., 8.000%, 11/01/2008                       330,000          343,200
                                       American Lawyer Media, Inc., 9.750%,
                                         12/15/2007                                         330,000          301,125
                                       Avalon Cable Holdings LLC,
                                         Step-up Coupon, 0% to 12/01/2003,
                                         11.875% to 12/01/2008                              200,000          153,500
                                       CSC Holdings, Inc.:
                                       8.125%, 08/15/2009                                    54,000           54,932
                                       9.250%, 11/01/2005                                   100,000          104,000
                                       10.500%, 05/15/2016                                   60,000           66,750
                                       Charter Communications Holdings LLC:
                                         11.125%, 01/15/2011                                370,000          394,975
                                       11.750%, 01/15/2010                                  120,000           81,600
                                       13.500%, 01/15/2011                                  150,000           94,500
                                       Hasbro, Inc., 7.950%, 03/15/2003                     100,000           95,413
                                       NTL, Inc.:
                                         11.500% to 02/01/2006                               20,000           17,800
                                       11.500%, 10/01/2008                                  175,000          154,000
                                       Panavision, Inc.,
                                         Step-up Coupon, 0% to 02/01/2002,
                                         9.625% to 02/01/2006                               370,000           92,500
                                       Renaissance Media Group,
                                         Step-up Coupon, 0% to 04/15/2003,
                                         10.000% to 04/15/2008                              140,000          106,400
                                       Transwestern Publishing:
                                         Step-up Coupon, 0% to 11/15/2002,
                                         11.875% to 11/15/2008                              310,000          265,050
                                       9.625%, 11/15/2007                                   340,000          340,850
                                       United International Holdings,
                                         Step-up Coupon, 0% to 02/15/2003,
                                         10.750% to 02/15/2008                              170,000           81,600
                                       ---------------------------------------------------------------------------------
                                                                                                           2,748,195
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--0.2%
                                       Allied Waste North America, Inc., 10.000%,
                                         08/01/2009                                          20,000           20,400
                                       Spincycle, Inc.,
                                         Step-up Coupon, 0% to 05/01/2001,
                                         12.750% to 05/01/2005                              350,000           27,563
                                       ---------------------------------------------------------------------------------
                                                                                                              47,963
------------------------------------------------------------------------------------------------------------------------

    DURABLES--0.4%
                                       Airxcel, 11.000%, 11/15/2007                         160,000           83,200
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--14.3%
                                       Agriculture, Mining and Chemicals, Inc.,
                                         10.750%, 09/30/2003                                 90,000           77,400
                                       Berry Plastics Corp., 12.250%, 04/15/2004            330,000          310,200
                                       Flowserve Corp., 12.250%, 08/15/2010                 100,000          105,625
                                       Gaylord Container Corp., 9.750%, 06/15/2007          260,000          175,500
                                       Grove Holdings LLC:
                                         Step-up Coupon, 0% to 05/01/2003,
                                         11.625% to 05/01/2009*                              80,000              400
                                       14.500%, 05/01/2010                                  147,789            2,217
                                       Huntsman Package, 11.750%, 12/01/2004                200,000          166,000
                                       NL Industries, Inc., Senior Note, 11.750%,
                                         10/15/2003                                         563,000          571,445

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                      PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------
                                       Plainwell, Inc., 11.000%, 03/01/2008*             $  320,000      $     3,200
                                       Printpack, Inc., 10.625%, 08/15/2006                 330,000          330,000
                                       Riverwood International Corp., 10.875%,
                                         04/01/2008                                         250,000          237,500
                                       SF Holdings Group, Inc.,
                                         Step-up Coupon, 0% to 03/15/2003,
                                         12.750% to 03/15/2008                              470,000          197,400
                                       Stone Container Corp., 9.750%, 02/01/2011            120,000          122,400
                                       Tenneco Automotive, Inc., 11.625%, 10/19/2009         65,000           22,750
                                       Terex Corp., 10.375%, 04/01/2011                     100,000          101,000
                                       Texas Petrochemicals, 11.125%, 07/01/2006            500,000          412,500
                                       ---------------------------------------------------------------------------------
                                                                                                           2,835,537
------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--0.1%
                                       PSINet, Inc.:
                                       11.000%, 08/01/2009                                  160,000           13,600
                                       11.500%, 11/01/2008                                  160,000           13,600
                                       ---------------------------------------------------------------------------------
                                                                                                              27,200
------------------------------------------------------------------------------------------------------------------------

    ENERGY--4.7%
                                       AES Corp., 9.375%, 09/15/2010                        150,000          157,500
                                       Chesapeake Energy Corp., 9.625%, 05/01/2005          350,000          381,500
                                       Key Energy Services, Inc., 14.000%,
                                         01/15/2009                                         100,000          117,000
                                       Nuevo Energy, 9.375%, 10/01/2010                     100,000           97,750
                                       Parker Drilling Corp., 9.750%, 11/15/2006             70,000           72,100
                                       Triton Energy, LTD., 8.875%, 10/01/2007              100,000          103,500
                                       ---------------------------------------------------------------------------------
                                                                                                             929,350
------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.8%
                                       GS Technologies:
                                       12.000%, 09/01/2004*                               1,210,000            6,050
                                       12.250%, 10/01/2005*                                 370,000            1,850
                                       Metal Management, Inc., 10.000%, 05/15/2008*         870,000           21,750
                                       Metals USA, Inc., 8.625%, 02/15/2008                 135,000           95,850
                                       Republic Technologies International, 13.750%,
                                         07/15/2009                                         260,000           33,800
                                       ---------------------------------------------------------------------------------
                                                                                                             159,300
------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--4.3%
                                       Dimac Corp., 12.500%, 10/01/2008*                    120,000            1,200
                                       Hovnanian Enterprises, Inc., 9.750%,
                                         06/01/2005                                          10,000            9,700
                                       Lennar Corp., 9.950%, 05/01/2010                     240,000          258,000
                                       Standard Pacific Corp.:
                                       8.000%, 02/15/2008                                   100,000           94,000
                                       8.500%, 04/01/2009                                   200,000          194,000
                                       Toll Corp.:
                                       8.000%, 05/01/2009                                   100,000           96,500
                                       8.125%, 02/01/2009                                   100,000           97,500
                                       WCI Communities, Inc., 10.625%, 02/15/2011           100,000          103,250
                                       ---------------------------------------------------------------------------------
                                                                                                             854,150
------------------------------------------------------------------------------------------------------------------------

    UTILITIES--2.4%
                                       Azurix Corp.:
                                       10.750%, 02/15/2010                                  130,000          133,900
                                       10.375%, 02/15/2007                                   90,000           92,250
                                       Calpine Corp.:
                                       7.750%, 04/15/2009                                   150,000          145,886
                                       8.500%, 02/15/2011                                   100,000          101,833
                                       ---------------------------------------------------------------------------------
                                                                                                             473,869
                                       ---------------------------------------------------------------------------------
                                       TOTAL CORPORATE BONDS
                                       (Cost $21,316,811)                                                 16,232,735
                                       ---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

    FOREIGN BONDS U.S. $ DENOMINATED--3.4%                                            PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------
                                       AES Drax Energy, Ltd., 11.500%, 08/30/2010        $  100,000      $   109,500
                                       Comcast UK Cable Partners, Ltd.,
                                         11.200% to 11/15/2007                               10,000            9,000
                                       Esprit Telecom Group, PLC:
                                         10.875%, 06/15/2008*                               110,000            2,200
                                       11.500%, 12/15/2007*                                 330,000            6,600
                                       Euramax International, PLC, 11.250%,
                                         10/01/2006                                         150,000           94,875
                                       Rogers Cantel, 9.750%, 06/01/2016                    170,000          183,175
                                       TeleWest Communications PLC:
                                       9.625%, 10/01/2006                                    30,000           27,900
                                       11.000% to 10/01/2007                                 95,000           93,100
                                       11.250%, 11/01/2008                                  140,000          140,700
                                       ---------------------------------------------------------------------------------
                                       TOTAL FOREIGN BONDS -- U.S. $ DENOMINATED
                                       (Cost $1,082,176)                                                     667,050
                                       ---------------------------------------------------------------------------------
    BOND INVESTMENT PORTFOLIO--2.0%                                                   NUMBER OF SHARES
------------------------------------------------------------------------------------------------------------------------
                                       Debt Strategies Fund, Inc.                            20,000          143,600
                                       Managed High Income                                   10,500           95,655
                                       Putnam Managed High Yield                             15,000          148,950
                                       ---------------------------------------------------------------------------------
                                       TOTAL BOND INVESTMENT PORTFOLIOS
                                       (Cost $369,815)                                                       388,205
                                       ---------------------------------------------------------------------------------
    CONVERTIBLE PREFERRED STOCKS--0.1%
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--0.1%
      TELEPHONE/
      COMMUNICATIONS
                                       World Access, Inc.                                        72           25,326
                                       (Cost $106,904)
                                       ---------------------------------------------------------------------------------
    PREFERRED STOCKS--1.1%
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--0.8%
      CELLULAR TELEPHONE
                                       Dobson Communications, PIK                               191          162,350
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--0.3%
      CONTAINERS & PAPER--0.1%
                                       SF Holdings Group, Inc., PIK                              10           25,000
                                       ---------------------------------------------------------------------------------

      MACHINERY/
      COMPONENTS--0.2%
                                       Eagle-Picher Holdings, Inc.                               20           30,000
                                       ---------------------------------------------------------------------------------
                                       TOTAL PREFERRED STOCKS
                                       (Cost $399,652)                                                       217,350
                                       ---------------------------------------------------------------------------------
    COMMON STOCKS--3.6%
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--0.4%
      CELLULAR TELEPHONE
                                       American Tower Corp. "A"                               4,000           74,000
                                       ---------------------------------------------------------------------------------
                                       Tele1 Europe Holding AB - ADR*                         1,761            4,843
                                       ---------------------------------------------------------------------------------
                                                                                                              78,843
------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--1.3%
      HOTELS & CASINOS
                                       Royal Caribbean Cruises, Ltd.                          5,000          115,250
                                       Station Casinos, Inc.                                 10,000          138,100
                                       ---------------------------------------------------------------------------------
                                                                                                             253,350
------------------------------------------------------------------------------------------------------------------------

    MEDIA--1.0%
      CABLE TELEVISION
                                       EchoStar Communications Corp. "A"*                     7,000          193,812
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--0.4%
      CONTAINERS & PAPER
                                       Gaylord Container Corp.*                              10,000           11,600
                                       SF Holdings Group, Inc.*                                 131              655
                                       Smurfit-Stone Container Corp.*                         5,000           66,550
                                       ---------------------------------------------------------------------------------
                                                                                                              78,805

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                      NUMBER OF SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.3%
      STEEL & METALS
                                       Metals USA, Inc.                                      24,000      $    64,800
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--0.0%
      BUILDING PRODUCTS
                                       Waxman Industries, Inc.*                               1,800            2,812
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MISCELLANEOUS--0.2%
                                       NASDAQ-100 Shares*                                     1,000           39,150
                                       ---------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                       (Cost $1,071,370)                                                     711,572
                                       ---------------------------------------------------------------------------------
    WARRANTS--0.1%*
------------------------------------------------------------------------------------------------------------------------

    DURABLES--0.0%
      AEROSPACE
                                       Decrane Holdings Co.                                     230                2
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.0%
      STEEL & METALS
                                       Republic Technologies International                      260                3
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--0.0%
      TELEPHONE/
      COMMUNICATIONS
                                       KMC Telecom Holdings, Inc.                               160              160
                                       ---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--0.0%
      MISCELLANEOUS CONSUMER
                                       Spincycle, Inc.                                          350                4
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    PRINTING/PUBLISHING--0.0%
                                       American Banknote Corp.                                  100                0
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MEDIA--0.0%
      CABLE TELEVISION
                                       Star Choice Communications, Inc.                       1,158            7,817
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--0.1%
      OTHER FINANCIAL COMPANIES
                                       Ono Finance PLC                                          360           16,200
                                       ---------------------------------------------------------------------------------
                                       TOTAL WARRANTS
                                       (Cost $8,677)                                                          24,186
                                       ---------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                       (Cost $25,977,061)(a)                                             $19,882,732
                                       ---------------------------------------------------------------------------------

 NOTES TO KEMPER HIGH YIELD OPPORTUNITY FUND PORTFOLIO OF INVESTMENTS

 * Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on the payment of interest or has filed for bankruptcy.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency Securities.

(a) The cost for federal income tax purposes was $26,024,884. At March 31, 2001, the net unrealized depreciation for all securities based on tax cost was $6,142,152. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $488,708 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $6,630,860.

PIK denotes that interest or dividend is paid in kind.

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

KEMPER HIGH YIELD FUND II
Portfolio of Investments at March 31, 2001 (Unaudited)

    REPURCHASE AGREEMENTS--2.0%                                                      PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------
                                             State Street Bank and Trust Company,
                                               5.23%, to be repurchased at
                                               $2,325,013 on 04/02/2001**
                                               (Cost $2,324,000)                        $2,324,000      $  2,324,000
                                             ---------------------------------------------------------------------------
    U.S. GOVERNMENT OBLIGATIONS--8.3%
------------------------------------------------------------------------------------------------------------------------
                                             U.S. Treasury Bonds:
                                                6.500%, 02/15/2010                       1,400,000         1,546,566
                                               14.000%, 11/15/2011                       5,500,000         7,935,455
                                             ---------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT OBLIGATIONS
                                             (Cost $9,234,011)                                             9,482,021
                                             ---------------------------------------------------------------------------
    CORPORATE BONDS--80.8%
------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--18.7%
                                             AFC Enterprises, 10.250%, 05/15/2007        1,570,000         1,593,550
                                             AMF Bowling, Inc.:
                                               12.250% to 03/15/2006*                    1,000,000           147,500
                                               10.875%, 06/15/2006*                         60,000             8,850
                                             Advantica Restaurant Co., 11.250%,
                                               01/15/2008                                  170,000           107,100
                                             Ameristar Casino, Inc., 10.750%,
                                               02/15/2009                                  520,000           531,700
                                             Avondale Mills, 10.250%, 05/01/2006         1,060,000         1,033,500
                                             Boca Resorts, Inc., 9.875%, 04/15/2009      1,860,000         1,860,000
                                             Choctaw Resort Development, 9.250%,
                                               04/01/2009                                  230,000           233,737
                                             Circus Circus Mandalay Resort Group,
                                               6.450%, 02/01/2006                          130,000           121,079
                                             Eldorado Resorts, 10.500%, 08/15/2006       1,000,000         1,008,750
                                             Finlay Enterprises, Inc., 9.000%,
                                               05/01/2008                                  275,000           253,000
                                             Finlay Fine Jewelry Co., 8.375%,
                                               05/01/2008                                  320,000           297,600
                                             Galey & Lord, Inc., 9.125%, 03/01/2008        730,000           467,200
                                             Guitar Center Management, 11.000%,
                                               07/01/2006                                1,732,000         1,682,205
                                             Harvey's Casino Resorts, 10.625%,
                                               06/01/2006                                  890,000           934,500
                                             Hasbro, Inc., 8.500%, 03/15/2006              130,000           117,365
                                             Hines Horticulture, Inc., 11.750%,
                                               10/15/2005                                1,355,000         1,246,600
                                             Horseshoe Gaming Holdings, 8.625%,
                                               05/15/2009                                1,140,000         1,131,450
                                             Horseshoe Gaming LLC, 9.375%,
                                               06/15/2007                                  380,000           391,400
                                             International Game Technology, 8.375%,
                                               05/15/2009                                  510,000           522,750
                                             Krystal Inc., 10.250%, 10/01/2007             930,000           483,600
                                             MGM Grand, Inc., 9.750%, 06/01/2007           740,000           786,250
                                             MGM Mirage, Inc., 8.500%, 09/15/2010          970,000         1,012,355
                                             Mandalay Resort Group, 9.500%,
                                               08/01/2008                                  190,000           198,550
                                             Mohegan Tribal Gaming Authority,
                                               8.125%, 01/01/2006                        1,140,000         1,154,250
                                               8.750%, 01/01/2009                          630,000           646,538
                                             National Vision Association, Ltd.,
                                               12.750%, 10/15/2005*                        450,000           180,000

 18 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------
                                             Park Place Entertainment, Inc.,
                                               9.375%, 02/15/2007                       $  690,000      $    715,875
                                             Perkins Finance, L.P.,
                                               10.125%, 12/15/2007                         980,000           931,000
                                             Restaurant Co.,
                                               Step-up Coupon, 0% to 05/15/2003,
                                               11.250% to 05/15/2008                       350,000           140,000
                                             Sealy Mattress Co.,
                                               Step-up Coupon, 0% to 12/15/2002,
                                               10.875% to 12/15/2007                       925,000           795,500
                                             Six Flags, Inc., 9.500%, 02/01/2009           270,000           274,050
                                             Specialty Retailers, Inc.: 8.500%,
                                               07/15/2005*                                 430,000            20,963
                                               9.000%, 07/15/2007*                         750,000             6,563
                                             Station Casinos, Inc., 10.125%,
                                               03/15/2006                                  312,000           322,530
                                             Venetian Casino, 12.250%, 11/15/2004          100,000           103,500
                                             ---------------------------------------------------------------------------
                                                                                                          21,461,360
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--0.4%
                                             Fleming Companies, Inc., 10.125%,
                                               04/01/2008                                  250,000           257,500
                                             Grove Worldwide LLC, 9.250%,
                                               05/01/2008*                                 480,000            33,600
                                             Jafra Cosmetics International, Inc.,
                                               11.750%, 05/01/2008                         100,000            98,000
                                             US Can Corporation, 12.375%,
                                               10/01/2010                                   40,000            42,100
                                             ---------------------------------------------------------------------------
                                                                                                             431,200
------------------------------------------------------------------------------------------------------------------------

    HEALTH--0.7%
                                             Mariner Post-Acute Network, Inc.,
                                               Step-up Coupon, 0% to 11/01/2002,
                                               10.500% to 11/01/2007*                      800,000             4,000
                                             Tenet Healthcare Corp., 9.250%,
                                               09/01/2010                                  760,000           839,800
                                             ---------------------------------------------------------------------------
                                                                                                             843,800
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--17.9%
                                             Airgate PCS, Inc.,
                                               Step-up Coupon, 0% to 10/01/04,
                                               13.500% to 10/01/2009                       200,000           121,000
                                             Allegiance Telecom, Inc., 12.875%,
                                               05/15/2008                                  635,000           622,300
                                             American Tower Corp., 9.375%,
                                               02/01/2009                                1,420,000         1,359,650
                                             Call-Net Enterprises, Inc.:
                                               Step-up Coupon, 0% to 05/15/2004,
                                               10.800% to 05/15/2009                        80,000            12,400
                                               9.375%, 05/15/2009                          170,000            45,900
                                             Crown Castle International Corp.:
                                               Step-up Coupon, 0% to 11/15/2002,
                                               10.625% to 11/15/2007                       220,000           181,500
                                               9.000%, 05/15/2011                           60,000            58,500
                                             Dobson Communications Corp., 10.875%,
                                               07/01/2010                                  200,000           204,000
                                             Exodus Communications, Inc., 11.625%,
                                               07/15/2010                                  550,000           442,750
                                             FairPoint Communications, 12.500%,
                                               05/01/2010                                  730,000           686,200
                                             Global Crossing Holdings Ltd., 9.500%,
                                               11/15/2009                                1,150,000         1,078,125

    The accompanying notes are an integral part of the financial statements.  19

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------
                                             Global Telesystems Group, 9.875%,
                                               02/15/2005                               $  570,000      $    125,400
                                             ICG Holdings, Inc.,
                                               13.500% to 09/15/2005*                    1,565,000            93,900
                                             Insight Communications Co., Inc.,
                                               12.250%, 02/15/2011                         610,000           333,975
                                             Intermedia Communications of Florida,
                                               Inc.:
                                               Step-up Coupon, 0% to 05/15/2001,
                                               12.500% to 05/15/2006                       670,000           673,350
                                               Step-up Coupon, 0% to 07/15/2002,
                                               11.250% to 07/15/2007                     1,000,000           870,000
                                             KMC Telecom Holdings, Inc.:
                                               Step-up Coupon, 0% to 02/15/2003,
                                               12.500% to 02/15/2008                     1,310,000           111,350
                                               13.500%, 05/15/2009                       1,010,000           247,450
                                             Leval 3 Communications, Inc.:
                                               Step-up Coupon, 0% to 12/01/2003,
                                               10.500% to 12/01/2008                       250,000           120,000
                                               9.125%, 05/01/2008                          320,000           227,200
                                             MGC Communications, 13.000%,
                                               10/01/2004                                  749,000           449,400
                                             McLeodUSA Inc., 11.375%, 01/01/2009           300,000           294,000
                                             Metromedia Fiber Network, Inc.,
                                               10.000%, 11/15/2008                         480,000           398,400
                                             Nextel Communications, Inc.:
                                               Step-up Coupon, 0% to 09/15/2002,
                                               10.650% to 09/15/2007                     1,180,000           873,200
                                               9.500%, 02/01/2011                        1,280,000         1,088,000
                                             Nextlink Communications, Inc.,
                                               Step-up Coupon, 0% to 06/01/2004,
                                               12.250% to 06/01/2009                     1,000,000           350,000
                                             Price Communications Wireless, 9.125%,
                                               12/15/2006                                1,800,000         1,849,500
                                             Primus Telecommunications Group,
                                               11.250%, 01/15/2009                         190,000            53,200
                                               11.750%, 08/01/2004                         820,000           229,600
                                               12.750%, 10/15/2009                         490,000           137,200
                                             SBA Communications Corp.,
                                               Step-up Coupon, 0% to 03/01/2003,
                                               12.000% to 03/01/2008                       520,000           410,800
                                               10.250%, 02/01/2009                         330,000           308,550
                                             Spectrasite Holdings, Inc.:
                                               Step-up Coupon, 0% to 04/15/2004,
                                               11.250% to 04/15/2009                       670,000           306,525
                                               Step-up Coupon, 0% to 07/15/2003,
                                               12.000% to 07/15/2008                     2,180,000         1,264,400
                                             Telecorp PCS, Inc.:
                                               Step-up Coupon, 0% to 04/15/2004,
                                               11.625% to 04/15/2009                     1,180,000           784,700
                                               10.625%, 07/15/2010                         370,000           357,050
                                             Teligent, Inc.,
                                               Step-up Coupon, 0% to 03/01/2003,
                                               11.500% to 03/01/2008                       435,000             4,350
                                             Time Warner Telecom, Inc., 10.125%,
                                               02/01/2011                                  470,000           470,000
                                             Tritel PCS, Inc.,
                                               Step-up Coupon, 0% to 05/01/2004,
                                               12.750% to 05/15/2009                     1,540,000         1,016,400

 20 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------
                                             Triton Communications LLC,
                                               Step-up Coupon, 0% to 05/01/2003,
                                               11.000% to 05/01/2008                    $  840,000      $    648,900
                                             Voicestream Wire, 10.375%, 11/15/2009       1,400,000         1,533,000
                                             ---------------------------------------------------------------------------
                                                                                                          20,442,125
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--5.4%
                                             Carlyle High Yield Partners, 12.240%,
                                               05/31/2007                                1,000,000           988,000
                                             Eaton Vance CDO Corp., Class C,
                                               13.680%, 07/15/2012                       1,000,000         1,004,062
                                             FRD Acquisition, 12.500%, 07/15/2004*         100,000            15,000
                                             Golden Tree High Yield Opportunities
                                               "I", Series 144A,
                                               13.054%, 10/31/2007                       1,000,000         1,029,900
                                             HMH Properties Inc., 7.875%,
                                               08/01/2008                                3,300,000         3,135,000
                                             ---------------------------------------------------------------------------
                                                                                                           6,171,962
------------------------------------------------------------------------------------------------------------------------

    MEDIA--12.9%
                                             AMFM, Inc., 8.000%, 11/01/2008                900,000           936,000
                                             Adelphia Communications Corp.:
                                               7.875%, 05/01/2009                          540,000           494,100
                                               9.375%, 11/15/2009                          330,000           327,525
                                             American Lawyer Media, Inc.:
                                               Step-up Coupon, 0% to 12/15/2002,
                                               12.250% to 12/15/2008                     1,200,000           768,000
                                               9.750%, 12/15/2007                          950,000           866,875
                                             CSC Holdings, Inc.:
                                               8.125%, 07/15/2009                        1,600,000         1,627,093
                                               9.250%, 11/01/2005                        1,300,000         1,352,000
                                             Charter Communications Holdings LLC:
                                               8.250%, 04/01/2007                        1,260,000         1,204,875
                                               11.750%, 01/15/2010                         240,000           163,200
                                             Echostar DBS Corp.:
                                               9.250%, 02/01/2006                          950,000           948,812
                                               9.375%, 02/01/2009                          720,000           721,800
                                             Hasbro, Inc., 7.950%, 03/15/2003              130,000           124,036
                                             Interep National Radio Sales, Inc.,
                                               10.000%, 07/01/2008                       1,650,000         1,206,563
                                             Outdoor Systems, Inc., 8.875%,
                                               06/15/2007                                  900,000           960,750
                                             Renaissance Media Group,
                                               Step-up Coupon, 0% to 04/15/2003,
                                               10.000% to 04/15/2008                     1,660,000         1,261,600
                                             Rogers Cablesystems, Ltd., 10.000%,
                                               03/15/2005                                  500,000           541,250
                                             Transwestern Publishing, 9.625%,
                                               11/15/2007                                1,000,000         1,002,500
                                             United International Holdings,
                                               Step-up Coupon, 0% to 02/15/2003,
                                               10.750% to 02/15/2008                       570,000           273,600
                                             ---------------------------------------------------------------------------
                                                                                                          14,780,579
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--3.7%
                                             Allied Waste Industries, 7.625%,
                                               01/01/2006                                  360,000           349,200
                                             Allied Waste North America, Inc.,
                                               10.000% to 08/01/2009                       100,000           102,000
                                             Avis Group Holdings, Inc., 11.000%,
                                               05/01/2009                                1,470,000         1,631,700
                                             Coinmach Corp., 11.750%, 11/15/2005           700,000           710,500

    The accompanying notes are an integral part of the financial statements.  21

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------
                                             Kindercare Learning Centers, Inc.,
                                               9.500%, 02/15/2009                       $1,000,000      $    960,000
                                             La Petite Academy, Inc., 10.000%,
                                               05/15/2008                                  680,000           462,400
                                             Spincycle, Inc.,
                                               Step-up Coupon, 0% to 05/01/2001,
                                               12.750% to 05/01/2005                       500,000            39,375
                                             ---------------------------------------------------------------------------
                                                                                                           4,255,175
------------------------------------------------------------------------------------------------------------------------

    DURABLES--1.9%
                                             DeCrane Aircraft Holdings, Inc.,
                                               12.000%, 09/30/2008                         230,000           220,800
                                             Fairchild Corp., 10.750%, 04/15/2009          590,000           466,100
                                             Level 3 Communications, Inc., 11.000%,
                                               03/15/2008                                  500,000           391,250
                                             United Rentals, Inc.:
                                               9.000%, 04/01/2009                           50,000            44,500
                                               9.250%, 01/15/2009                        1,220,000         1,098,000
                                             ---------------------------------------------------------------------------
                                                                                                           2,220,650
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--7.5%
                                             Agriculture, Mining and Chemicals,
                                               Inc., 10.750%, 09/30/2003                   440,000           378,400
                                             BPC Holdings Corp., 12.500%,
                                               06/15/2006                                  141,526            70,940
                                             Berry Plastics Corp., 12.250%,
                                               04/15/2004                                1,500,000         1,410,000
                                             Delco Remy International, 10.625%,
                                               08/01/2006                                  395,000           387,100
                                             Eagle-Picher Holdings, Inc., 9.375%,
                                               03/01/2008                                  530,000           265,000
                                             Flowserve Corp., 12.250%, 08/15/2010          270,000           285,188
                                             Fonda Group, 9.500%, 03/01/2007               650,000           507,000
                                             Gaylord Container Corp., 9.750%,
                                               06/15/2007                                1,200,000           810,000
                                             Grove Holdings LLC,
                                               Step-up Coupon, 0% to 05/01/2003,
                                               11.625% to 05/01/2009*                       40,000               200
                                             Huntsman Package, 11.750%, 12/01/2004         350,000           290,500
                                             NL Industries, Inc., 11.750%,
                                               10/15/2003                                  159,000           161,385
                                             Plainwell, Inc., 11.000%, 03/01/2008*         400,000             4,000
                                             Printpack, Inc., 10.625%, 08/15/2006          250,000           250,000
                                             Riverwood International Corp.,
                                               10.250%, 04/01/2006                          50,000            50,750
                                               10.875%, 04/01/2008                       1,580,000         1,501,000
                                             SF Holdings Group, Inc.,
                                               Step-up Coupon, 0% to 03/15/2003,
                                               12.750% to 03/15/2008                       490,000           205,800
                                             Stone Container Finance
                                               9.750%, 02/01/2011                          640,000           652,800
                                             Tenneco Automotive, Inc., 11.625%,
                                               10/15/2009                                  250,000            87,500

 22 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------
                                             Terex Corp.:
                                               8.875%, 04/01/2008                       $  720,000      $    676,800
                                               10.375%, 04/01/2011                         160,000           161,600
                                             Texas Petrochemicals, 11.125%,
                                               07/01/2006                                  500,000           412,500
                                             ---------------------------------------------------------------------------
                                                                                                           8,568,463
------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--0.1%
                                             PSINet, Inc.:
                                               10.000%, 02/15/2005                          30,000             2,400
                                               11.000%, 08/01/2009                         720,000            61,200
                                               11.500%, 11/01/2008                         880,000            74,800
                                             ---------------------------------------------------------------------------
                                                                                                             138,400
------------------------------------------------------------------------------------------------------------------------

    ENERGY--2.9%
                                             AES Corp., 9.375%, 09/15/2010                 830,000           871,500
                                             Chesapeake Energy Corp., 9.625%,
                                               05/01/2005                                  350,000           381,500
                                             Continental Resources, Inc., 10.250%,
                                               08/01/2008                                   50,000            43,562
                                             Key Energy Services, Inc., 14.000%,
                                               01/15/2009                                  170,000           198,900
                                             Nuevo Energy, 9.375%, 10/01/2010              130,000           127,075
                                             Parker Drilling Corp., 9.750%,
                                               11/15/2006                                  370,000           381,100
                                             Pen Holdings, Inc., 9.875%, 06/15/2008        250,000           162,500
                                             Pride International, Inc., 10.000%,
                                               06/01/2009                                  390,000           425,100
                                             R&B Falcon Corp.:
                                               9.500%, 12/15/2008                          210,000           243,598
                                               11.000%, 03/15/2006                         120,000           149,123
                                             Triton Energy, 8.875%, 10/01/2007             350,000           362,250
                                             ---------------------------------------------------------------------------
                                                                                                           3,346,208
------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--1.2%
                                             GS Technologies, 12.000%, 09/01/2004*       2,200,000            11,000
                                             MMI Products, Inc., 11.250%,
                                               04/15/2007                                  960,000           952,800
                                             Metal Management, Inc., 10.000%,
                                               05/15/2008*                               1,750,000            43,750
                                             Metals USA, Inc., 8.625%, 02/15/2008          290,000           205,900
                                             Republic Technologies International,
                                               13.750%, 07/15/2009*                      1,140,000           148,200
                                             ---------------------------------------------------------------------------
                                                                                                           1,361,650
------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--5.6%
                                             Congoleum Corp., 8.625%, 08/01/2008         1,810,000           945,725
                                             Del Webb Corp., 10.250%, 02/15/2010           150,000           146,250
                                             Dimac Corp., 12.500%, 10/01/2008*             600,000             6,000
                                             Hovnanian Enterprises, Inc., 9.750%,
                                               06/01/2005                                1,240,000         1,202,800
                                             Lennar Corp., 9.950%, 05/01/2010              600,000           645,000
                                             Nortek, Inc., 9.875%, 03/01/2004            1,510,000         1,517,550
                                             Standard Pacific Corp.: 8.000%,
                                               02/15/2008                                  100,000            94,000
                                               8.500%, 04/01/2009                          200,000           194,000

    The accompanying notes are an integral part of the financial statements.  23

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------
                                             Toll Corp.:
                                               7.750%, 09/15/2007                       $   80,000      $     77,000
                                               8.000%, 05/01/2009                          200,000           193,000
                                               8.125%, 02/01/2009                        1,100,000         1,072,500
                                               8.750%, 11/15/2006                           70,000            71,050
                                             WCI Communities, Inc., 10.625%,
                                               02/15/2011                                  210,000           216,825
                                             ---------------------------------------------------------------------------
                                                                                                           6,381,700
------------------------------------------------------------------------------------------------------------------------

    UTILITIES--1.9%
                                             Azurix Corp.:
                                               10.375%, 02/15/2007                         280,000           287,000
                                               10.750%, 02/15/2010                         510,000           525,300
                                             Calpine Corp.:
                                               7.750%, 04/15/2009                          850,000           826,684
                                               8.500%, 02/15/2011                          520,000           529,532
                                             ---------------------------------------------------------------------------
                                                                                                           2,168,516
                                             ---------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $112,172,808)                                          92,571,788
                                             ---------------------------------------------------------------------------
    FOREIGN BONDS--U.S. $ DENOMINATED--8.9%
------------------------------------------------------------------------------------------------------------------------
                                             AES Drax Energy, Ltd., 11.500%,
                                               08/30/2010                                  260,000           284,700
                                             Comcast UK Cable Partners, Ltd.,
                                               Step-up Coupon, 0% to 11/15/2000,
                                               11.200% to 11/15/2007                       100,000            90,000
                                             Diamond Cable Communications, PLC,
                                               13.250%, 09/30/2004                         450,000           438,750
                                             Dolphin Telecom PLC,
                                               Step-up Coupon, 0% to 05/15/2004,
                                               14.000% to 05/15/2009                     2,000,000           140,000
                                             Esprit Telecom Group, PLC, 11.500%,
                                               12/15/2007*                                 450,000             9,000
                                             Euramax International, PLC, 11.250%,
                                               10/01/2006                                1,110,000           702,075
                                             Kappa Beheer BV, 10.625%, 07/15/2009          700,000           726,250
                                             MetroNet Communications Corp.:
                                               Step-up Coupon, 0% to 11/01/2002,
                                               10.750% to 11/01/2007                       100,000            89,759
                                             Step-up Coupon, 0% to 06/15/2003,
                                               9.950% to 06/15/2008                      1,610,000         1,337,755
                                             Millar Western Forest Products, Ltd.,
                                               9.875%, 05/15/2008                          610,000           518,500
                                             Millicom International Cellular, S.A.,
                                               Step-up Coupon, 0% to 06/01/2001,
                                               13.500% to 06/01/2006                     1,290,000         1,148,100
                                             PTC International Finance,
                                               Step-up Coupon, 0% to 07/01/2002,
                                               10.750% to 07/01/2007                       400,000           324,000
                                             PTC International Finance II, 11.250%,
                                               12/01/2009                                  130,000           133,900
                                             Rogers Cantel, Inc.:
                                               8.800%, 10/01/2007                          500,000           498,750
                                               9.750%, 06/01/2016                        1,000,000         1,077,500
                                             Stone Container Corp.: 11.500%,
                                               08/15/2006                                  440,000           457,600

 24 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------
                                             TeleWest Communications PLC: Step-up
                                               Coupon, 0% to 10/01/2000, 11.000% to
                                               10/01/2007                               $  600,000      $    588,000
                                               9.625%, 10/01/2006                          190,000           176,700
                                               11.250%, 11/01/2008                         750,000           753,750
                                             United Pan-Europe Communications,
                                               10.875%, 11/01/2007                         660,000           452,100
                                             Versatel Telecom:
                                               11.875%, 07/15/2009                         140,000            82,600
                                             13.250%, 05/15/2008                           180,000           109,800
                                             ---------------------------------------------------------------------------
                                             TOTAL FOREIGN BONDS--U.S. $ DENOMINATED
                                             (Cost $13,063,766)                                           10,139,589
                                             ---------------------------------------------------------------------------
    COMMON STOCKS--0.0%                                                              NUMBER OF SHARES
------------------------------------------------------------------------------------------------------------------------
    Communications--0.0%

      TELEPHONE/COMMUNICATIONS
                                             Tele1 Europe Holding AB--ADR*                  15,323            42,138
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--0.0%
      CONTAINERS & PAPER
                                             SF Holdings Group, Inc.                            98               490
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $284,581)                                                  42,628
                                             ---------------------------------------------------------------------------
    WARRANTS*--0.0%
------------------------------------------------------------------------------------------------------------------------

    Financial--0.0%
      OTHER FINANCIAL COMPANIES
                                             Ono Finance PLC                                   650            29,250
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--0.0%
      MISCELLANEOUS CONSUMER
                                             Spincycle, Inc.                                   500                 5
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

    DURABLES--0.0%
      AEROSPACE
                                             Decrane Holdings Co.                              260                 3
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.0%
      STEEL & METALS
                                             Republic Technologies International             1,140                12
                                             ---------------------------------------------------------------------------
                                             TOTAL WARRANTS
                                             (Cost $11)                                                       29,270
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $137,079,177)(a)                                     $114,589,296
                                             ---------------------------------------------------------------------------

 NOTES TO KEMPER HIGH YIELD FUND II PORTFOLIO OF INVESTMENTS

 * Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on the payment of interest or has filed for bankruptcy.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $137,360,584. At March 31, 2001, the net unrealized depreciation for all securities based on tax cost was $22,771,289. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $2,234,867, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $25,006,156.

    At March 31, 2001, open futures contracts sold were as follows:

                                                                                              AGGREGATE       MARKET
                              FUTURES                            EXPIRATION    CONTRACTS    FACE VALUE($)    VALUE($)
      ---------------------------------------------------------------------------------------------------------------------
      U.S. 5 Year Note                                           06/20/01       70           7,294,166       7,386,094
                                                                                                             ---------
      Total unrealized depreciation on open futures contracts                                                  (91,928)

    The accompanying notes are an integral part of the financial statements.  25

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
As of March 31, 2001
(UNAUDITED)

                                                                   HIGH YIELD        HIGH YIELD
                                                                OPPORTUNITY FUND      FUND II
ASSETS
------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $25,977,061 and
$137,079,177, respectively)                                       $19,882,732        114,589,296
------------------------------------------------------------------------------------------------
Cash                                                                    4,106                224
------------------------------------------------------------------------------------------------
Receivable for investments sold                                        15,751             78,753
------------------------------------------------------------------------------------------------
Interest receivable                                                   571,263          3,268,442
------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                        17,715            105,240
------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                       20,491,567        118,041,955
------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------
Payable for daily variation margin on open futures contracts               --             19,688
------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                       12,592            106,966
------------------------------------------------------------------------------------------------
Accrued management fee                                                 22,715            252,530
------------------------------------------------------------------------------------------------
Accrued reorganization costs                                           14,017             37,685
------------------------------------------------------------------------------------------------
Accrued Trustee's fees and expenses                                     1,689             14,162
------------------------------------------------------------------------------------------------
Other accrued expenses and payables                                   146,411            289,390
------------------------------------------------------------------------------------------------
Total liabilities                                                     197,424            720,421
------------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                              $20,294,143        117,321,534
------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income      $  (192,579)          (752,777)
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
------------------------------------------------------------------------------------------------
  Investments                                                      (6,094,329)       (22,489,881)
------------------------------------------------------------------------------------------------
  Futures                                                                  --            (91,928)
------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)                               (5,761,091)       (11,692,656)
------------------------------------------------------------------------------------------------
Paid-in capital                                                    32,342,142        152,348,776
------------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                              $20,294,143        117,321,534
------------------------------------------------------------------------------------------------
NET ASSET VALUE AND OFFERING PRICE
------------------------------------------------------------------------------------------------
CLASS A SHARES
  Net assets applicable to shares outstanding                     $ 9,144,946         42,939,659
------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, $.01 par value,
  unlimited number of shares authorized                             1,449,795          5,857,022
------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share                  $      6.31               7.33
------------------------------------------------------------------------------------------------
  Maximum offering price per share (100/95.50 of net asset
  value)                                                          $      6.61               7.68
------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net assets applicable to shares outstanding                     $ 9,357,836         59,841,386
------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, $.01 par value,
  unlimited number of shares authorized                             1,484,093          8,161,315
------------------------------------------------------------------------------------------------
  Net asset value, offering and redemption price (subject to
  contingent deferred sales charge) per share                     $      6.31               7.33
------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net assets applicable to shares outstanding                     $ 1,791,361         14,540,489
------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, $.01 par value,
  unlimited number of shares authorized                               284,399          1,983,471
------------------------------------------------------------------------------------------------
  Net asset value, offering and redemption price (subject to
  contingent deferred sales charge) per share                     $      6.30               7.33
------------------------------------------------------------------------------------------------

 26 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
Six months ended March 31, 2001
(UNAUDITED)

                                                                   HIGH YIELD       HIGH YIELD
                                                                OPPORTUNITY FUND     FUND II
INVESTMENT INCOME
----------------------------------------------------------------------------------------------
Dividends                                                         $    17,086               --
----------------------------------------------------------------------------------------------
Interest                                                            1,271,403        7,122,385
----------------------------------------------------------------------------------------------
Total income                                                        1,288,489        7,122,385
----------------------------------------------------------------------------------------------
Expenses:
Management fee                                                         67,601          381,842
----------------------------------------------------------------------------------------------
Services to shareholders                                                7,557           74,401
----------------------------------------------------------------------------------------------
Custodian and accounting fees                                           3,816           30,559
----------------------------------------------------------------------------------------------
Distribution services fees                                             43,489          280,225
----------------------------------------------------------------------------------------------
Administrative services fees                                           25,878          146,862
----------------------------------------------------------------------------------------------
Auditing                                                                7,719            5,879
----------------------------------------------------------------------------------------------
Legal                                                                   2,653              779
----------------------------------------------------------------------------------------------
Trustees' fees and expenses                                             2,251            3,715
----------------------------------------------------------------------------------------------
Reports to shareholders                                                22,221            5,300
----------------------------------------------------------------------------------------------
Registration fees                                                       8,113            6,209
----------------------------------------------------------------------------------------------
Reorganization fees                                                    15,649           42,990
----------------------------------------------------------------------------------------------
Other                                                                   3,594            1,686
----------------------------------------------------------------------------------------------
Total expenses, before expense reductions                             210,541          980,447
----------------------------------------------------------------------------------------------
Expense reductions                                                     (1,331)         (46,479)
----------------------------------------------------------------------------------------------
Total expenses, after expense reductions                              209,210          933,968
----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               1,079,279        6,188,417
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
----------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                        (1,372,879)      (4,265,071)
----------------------------------------------------------------------------------------------
Futures                                                                45,290           76,388
----------------------------------------------------------------------------------------------
                                                                   (1,327,589)      (4,188,683)
----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                          (468,042)      (2,467,808)
----------------------------------------------------------------------------------------------
Futures                                                                    --          (91,928)
----------------------------------------------------------------------------------------------
                                                                     (468,042)      (2,559,736)
----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                         (1,795,631)      (6,748,419)
----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                        $  (716,352)        (560,002)
----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  27

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                      HIGH YIELD OPPORTUNITY FUND                 HIGH YIELD FUND II
                                  -----------------------------------   --------------------------------------
                                  SIX MONTHS ENDED                      SIX MONTHS ENDED
                                   MARCH 31, 2001      YEAR ENDED        MARCH 31, 2001         YEAR ENDED
                                    (UNAUDITED)    SEPTEMBER 30, 2000     (UNAUDITED)       SEPTEMBER 30, 2000
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------------------------------------
Operations:
Net investment income               $ 1,079,279         3,032,675           6,188,417           15,320,711
--------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
investment transactions              (1,327,589)       (2,586,478)         (4,188,683)          (6,273,449)
--------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) on investment
transactions during the period         (468,042)       (2,160,377)         (2,559,736)         (10,721,698)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations       (716,352)       (1,714,180)           (560,002)          (1,674,436)
--------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
Class A                                (585,255)       (1,416,321)         (2,593,776)          (5,882,712)
--------------------------------------------------------------------------------------------------------------
Class B                                (576,336)       (1,459,394)         (3,387,530)          (7,050,841)
--------------------------------------------------------------------------------------------------------------
Class C                                (110,267)         (314,796)           (832,990)          (2,362,537)
--------------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold             4,903,150        10,026,086          20,854,479           45,896,529
--------------------------------------------------------------------------------------------------------------
Reinvestment of distributions           778,842         2,248,863           3,081,120            7,444,521
--------------------------------------------------------------------------------------------------------------
Cost of shares redeemed              (5,786,341)      (22,236,548)        (27,533,469)         (62,087,299)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets from Fund share
transactions                           (104,349)       (9,961,599)         (3,597,870)          (8,746,249)
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets    (2,092,559)      (14,866,290)        (10,972,168)         (25,716,775)
--------------------------------------------------------------------------------------------------------------
Net assets at beginning of period    22,386,702        37,252,992         128,293,702          154,010,477
--------------------------------------------------------------------------------------------------------------
Net assets at end of period         $20,294,143        22,386,702         117,321,534          128,293,702
--------------------------------------------------------------------------------------------------------------
Undistributed (accumulated
distributions in excess of) net
investment income                   $  (192,579)               --            (752,777)            (126,898)
--------------------------------------------------------------------------------------------------------------

 28 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                             CLASS A
                                               --------------------------------------------------------------------
                                                                                                   FOR THE PERIOD
                                                                                                   OCTOBER 1, 1997
                                               SIX MONTHS                                          (COMMENCEMENT OF
                                                 ENDED           YEAR ENDED       YEAR ENDED       OPERATIONS) TO
              KEMPER HIGH YIELD                MARCH 31, 2001    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
               OPPORTUNITY FUND                (UNAUDITED)         2000             1999              1998
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $6.94             8.33             8.89               9.50
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                          .35(a)           .81(a)           .88(a)             .70
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                              (.57)           (1.33)            (.54)              (.60)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                     (.22)            (.52)             .34                .10
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                (.41)            (.87)            (.85)              (.67)
-------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions          --               --             (.05)              (.04)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.41)            (.87)            (.90)              (.71)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.31             6.94             8.33               8.89
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                  (3.05)**         (6.91)            3.55                .59**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)          9,145            9,484           17,223             12,249
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                                  1.45*(c)         1.90             1.53               1.27*
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       1.44*(c)         1.89             1.53               1.27*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           10.94*           10.35             9.64               8.31*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            87*              76               98                169*
-------------------------------------------------------------------------------------------------------------------

                                                                             CLASS B
                                               --------------------------------------------------------------------
                                                                                                   FOR THE PERIOD
                                                                                                   OCTOBER 1, 1997
                                               SIX MONTHS                                          (COMMENCEMENT OF
                                                 ENDED           YEAR ENDED       YEAR ENDED       OPERATIONS) TO
                                               MARCH 31, 2001    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                               (UNAUDITED)         2000             1999              1998
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $6.94              8.33             8.89               9.50
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                         .32(a)            .76(a)           .80(a)             .63
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                             (.57)            (1.35)            (.54)              (.61)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (.25)             (.59)             .26                .02
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                               (.38)             (.80)            (.77)              (.59)
-------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions         --                --             (.05)              (.04)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                 (.38)             (.80)            (.82)              (.63)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $6.31              6.94             8.33               8.89
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                 (3.49)**          (7.71)            2.73               (.18)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)         9,358            10,945           16,646             12,222
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                                 2.30*(c)          2.66             2.40               2.03*
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)      2.29*(c)          2.65             2.40               2.03*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          10.09*             9.58             8.77               7.55*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           87*               76               98                169*
-------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                             CLASS C
                                               --------------------------------------------------------------------
                                                                                                   FOR THE PERIOD
                                                                                                   OCTOBER 1, 1997
                                               SIX MONTHS                                          (COMMENCEMENT OF
                                                 ENDED           YEAR ENDED       YEAR ENDED       OPERATIONS) TO
                                               MARCH 31, 2001    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                               (UNAUDITED)         2000             1999              1998
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $6.94             8.34             8.89               9.50
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                          .31(a)           .78(a)           .80(a)             .62
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                              (.56)           (1.38)            (.53)              (.60)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                     (.25)            (.60)             .27                .02
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                (.39)            (.80)            (.77)              (.59)
-------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions          --               --             (.05)              (.04)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.39)            (.80)            (.82)              (.63)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.30             6.94             8.34               8.89
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                  (3.62)**         (7.82)            2.39               (.18)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net asset, end of period ($ in thousands)           1,791            1,958            3,384              2,220
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                                  2.52*(c)         2.61             2.38               2.03*
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       2.51*(c)         2.60             2.38               2.03*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            9.86*            9.63             8.78               7.55*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            87*              76               98                169*
-------------------------------------------------------------------------------------------------------------------

 * Annualized

** Not annualized

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.39% and 1.38%, 2.22% and 2.21%, and 2.39% and 2.38% for Class A, Class B, and Class C, respectively (see Notes to Financial Statements).

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                   CLASS A
                                                             ---------------------------------------------------
                                                                                                FOR THE PERIOD
                                                                                                NOVEMBER 30,
                                                                                                   1998
                                                             SIX MONTHS                         (COMMENCEMENT OF
                                                               ENDED           YEAR ENDED       OPERATIONS) TO
                                                             MARCH 31, 2001    SEPTEMBER 30,    SEPTEMBER 30,
                 KEMPER HIGH YIELD FUND II                   (UNAUDITED)         2000              1999
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $7.78             8.76               9.50
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                                    .41              .93                .72
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                       (.41)            (.99)              (.70)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                     --             (.06)               .02
----------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                              (.45)            (.92)              (.76)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                (.45)            (.92)              (.76)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $7.33             7.78               8.76
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                               .11**           (.98)               .19**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)                       42,940           46,704             57,029
----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                    1.13*(d)         1.20               1.59*
----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                     1.06*(d)          .88                .39*
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                         11.04*           10.90              10.24*
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          40*              66                 79*
----------------------------------------------------------------------------------------------------------------

                                                                                   CLASS B
                                                             ---------------------------------------------------
                                                                                                FOR THE PERIOD
                                                                                                NOVEMBER 30,
                                                                                                   1998
                                                             SIX MONTHS                         (COMMENCEMENT OF
                                                               ENDED           YEAR ENDED       OPERATIONS) TO
                                                             MARCH 31, 2001    SEPTEMBER 30,    SEPTEMBER 30,
                                                             (UNAUDITED)          2000             1999
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $7.78              8.77              9.50
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                                    .38               .86               .68
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                       (.41)             (.99)             (.71)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                   (.03)             (.13)             (.03)
----------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                              (.42)             (.86)             (.70)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                (.42)             (.86)             (.70)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $7.33              7.78              8.77
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                              (.28)**          (1.73)             (.43)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)                       59,841            63,211            70,802
----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                    1.90*(d)          1.96              2.19*
----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                     1.83*(d)          1.63              1.00*
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                         10.28*            10.16              9.63*
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          40*               66                79*
----------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                   CLASS C
                                                             ---------------------------------------------------
                                                                                                FOR THE PERIOD
                                                                                                NOVEMBER 30,
                                                                                                   1998
                                                             SIX MONTHS                         (COMMENCEMENT OF
                                                               ENDED           YEAR ENDED       OPERATIONS) TO
                                                             MARCH 31, 2001    SEPTEMBER 30,    SEPTEMBER 30,
                                                             (UNAUDITED)         2000              1999
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $7.78             8.77               9.50
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                                    .38              .86                .68
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                       (.41)            (.99)              (.71)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                   (.03)            (.13)              (.03)
----------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                              (.42)            (.86)              (.70)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                (.42)            (.86)              (.70)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $7.33             7.78               8.77
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                              (.28)**         (1.73)              (.43)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)                       14,540           18,379             26,179
----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                    1.88*(d)         1.94               2.25*
----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                     1.81*(d)         1.63               1.00*
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                         10.28*           10.13               9.63*
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          40*              66                 79*
----------------------------------------------------------------------------------------------------------------

 * Annualized

** Not annualized

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) Total return would have been lower had certain expenses not been reduced.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.10% and 1.03%, 1.86% and 1.80% and 1.83% and 1.77%, for Class A, Class B, and Class C, respectively (see Notes to Financial Statements).

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper High Yield Opportunity Fund, a diversified
                             series of Kemper High Yield Series, and Kemper High
                             Yield Fund II, a diversified series of Kemper
                             Income Trust are registered under the Investment
                             Company Act of 1940, as amended (the "1940 Act"), as open end management investment companies organized as Massachusetts business trusts.

                             Each Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I (none issued as of March 31, 2001) shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of each Fund have equal rights with respect to voting subject to class specific arrangements.

                             Each Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by each Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the

NOTES TO FINANCIAL STATEMENTS

                             most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with certain banks and broker/dealers whereby the Funds through their custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Kemper High Yield Opportunity Fund and the Kemper High Yield Fund II sold interest rate futures to hedge against declines in the value of portfolio securities.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by each Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by each Fund. When entering into a closing transaction, each Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit each Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, each Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             FEDERAL INCOME TAXES. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required. In addition, for the Kemper High Yield Opportunity Fund from November 1, 1999 through September 30, 2000 the Fund incurred approximately $2,094,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2001. The Kemper High Yield II Fund from November 1, 1999 through September 30, 2000 incurred approximately $5,231,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2001.

NOTES TO FINANCIAL STATEMENTS

                             At September 30, 2000, the Kemper High Yield
                             Opportunity Fund had a net tax basis loss carryforward of approximately $2,265,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until September 30, 2007 ($274,000) or September 30, 2008 ($1,991,000), the respective expiration dates, whichever occurs first.

                             At September 30, 2000, the Kemper High Yield II Fund had a net tax basis loss carryforward of approximately $1,947,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until September 30, 2008, the respective expiration date, whichever occurs first.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------

2    PURCHASES AND
     SALES OF SECURITIES     For the six months ended March 31, 2001, investment
                             transactions (excluding short-term instruments) are as follows:

                                                                                      HIGH YIELD       HIGH YIELD
                                                                                   OPPORTUNITY FUND      FUND II
                                                                                   ----------------    ----------
                                       Purchases                                     $ 8,389,151       $23,167,989
                                       Proceeds from sales                            10,381,618        30,585,366

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. Each Fund has a management
                             agreement with Zurich Scudder Investments, Inc.
                             ("ZSI" or the "Advisor"), formerly Scudder Kemper
                             Investments, Inc. and pays a monthly investment management fee of 1/12 of the annual rate of .65% of the first $250 million of average daily net assets declining to .49% of average daily net assets in excess of $12.5 billion. Management fees incurred for the six months ended March 31, 2001 are as follows:

                                                                                        MANAGEMENT     ANNUALIZED
                                                                                           FEE       EFFECTIVE RATE
                                                                                        ----------   --------------
                                       High Yield Opportunity Fund                       $ 67,601         .65%
                                       High Yield Fund II                                 381,842         .65%

NOTES TO FINANCIAL STATEMENTS

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. Each Fund has an underwriting and distribution services agreement with Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc. Underwriting commissions retained by SDI in connection with the distribution of Class A shares for the six months ended March 31, 2001 are as follows:

                                                                                       COMMISSIONS RETAINED BY SDI
                                                                                       ---------------------------
                                       High Yield Opportunity Fund                               $3,606
                                       High Yield Fund II                                         8,696

                             For services under the distribution services agreement, each Fund pays SDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, SDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by SDI for the six months ended March 31, 2001 are as follows:

                                                                                             DISTRIBUTION FEES
                                                                                                 AND CDSC
                                                                                              RECEIVED BY SDI
                                                                                             -----------------
                                       High Yield Opportunity Fund                               $ 54,730
                                       High Yield Fund II                                         379,288

                             Unpaid amount at March 31, 2001 as follows:

                             High Yield Opportunity Fund          $ 5,242
                             High Yield Fund II                    48,806

                             ADMINISTRATIVE SERVICES AGREEMENT. Each Fund has an administrative services agreement with Scudder Distributors, Inc. For providing information and administrative services to shareholders, each Fund pays SDI a fee at an annual rate of up to .25% of average daily net assets. SDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees (ASF) paid for the six months ended March 31, 2001 are as follows:

                                                                                     ASF PAID       ASF PAID
                                                                                      BY SDI       BY THE FUND
                                                                                   TO AFFILIATES     TO SDI
                                                                                   -------------   -----------
                                       High Yield Opportunity Fund                     $ --         $ 25,878
                                       High Yield Fund II                               538          146,862

                             Unpaid amount at March 31, 2001 as follows:

                             High Yield Opportunity Fund           $   --
                             High Yield Fund II                    25,241

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Funds' transfer agent, Scudder Investments Service Company ("SISC"), formerly Kemper Service Company is the shareholder service agent of each Fund. Under the agreement, for the six months ended March 31, 2001, SISC received shareholder services fees as follows:

                             High Yield Opportunity Fund          $14,062
                             High Yield Fund II                    70,905

NOTES TO FINANCIAL STATEMENTS

                             Unpaid amount at March 31, 2001 as follows:

                             High Yield Opportunity Fund          $14,062
                             High Yield Fund II                    70,905

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Kemper High Yield Fund II. The Kemper High Yield Fund II incurred no accounting fees for the six months ended March 31, 2001 after an expense waiver of $27,577.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Funds are also officers or trustees of ZSI. For the six months ended March 31, 2001, the Funds made no payments to their officers and incurred trustees' fees to independent trustees as follows:

                             High Yield Opportunity Fund           $2,251
                             High Yield Fund II                     3,715

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following tables summarize the activity in
                             capital shares of the Funds:

                                                                       SIX MONTHS ENDED             YEAR ENDED
                                                                        MARCH 31, 2001          SEPTEMBER 30, 2000
                                       KEMPER HIGH YIELD            ----------------------   -------------------------
                                       OPPORTUNITY FUND              SHARES      AMOUNT        SHARES        AMOUNT
                                       SHARES SOLD
                                       -------------------------------------------------------------------------------
                                        Class A                      557,759   $ 3,585,714      471,483   $  3,862,247
                                       -------------------------------------------------------------------------------
                                        Class B                      148,736       957,343      490,693      3,931,015
                                       -------------------------------------------------------------------------------
                                        Class C                       45,254       301,385      266,652      2,195,973
                                       -------------------------------------------------------------------------------
                                       SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       -------------------------------------------------------------------------------
                                        Class A                       51,704       331,029      124,795        986,895
                                       -------------------------------------------------------------------------------
                                        Class B                       60,390       387,266      131,562      1,034,270
                                       -------------------------------------------------------------------------------
                                        Class C                        9,444        60,547       28,740        227,698
                                       -------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       -------------------------------------------------------------------------------
                                        Class A                     (535,090)   (3,497,799)  (1,302,501)   (10,605,152)
                                       -------------------------------------------------------------------------------
                                        Class B                     (293,740)   (1,888,467)  (1,038,097)    (8,254,205)
                                       -------------------------------------------------------------------------------
                                        Class C                      (52,385)     (341,367)    (419,211)    (3,340,340)
                                       -------------------------------------------------------------------------------
                                       CONVERSION OF SHARES
                                       -------------------------------------------------------------------------------
                                        Class A                        9,089        58,708        4,590         36,851
                                       -------------------------------------------------------------------------------
                                        Class B                       (9,097)      (58,708)      (4,590)       (36,851)
                                       -------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS             $  (104,349)               $ (9,961,599)
                                       -------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                                                                       SIX MONTHS ENDED               YEAR ENDED
                                                                        MARCH 31, 2001            SEPTEMBER 30, 2000
                                       KEMPER HIGH                 -------------------------   -------------------------
                                       YIELD FUND II                 SHARES        AMOUNT        SHARES        AMOUNT
                                       SHARES SOLD
                                       ---------------------------------------------------------------------------------
                                        Class A                     1,187,204   $  8,787,192    2,147,102   $ 18,374,793
                                       ---------------------------------------------------------------------------------
                                        Class B                     1,154,287      8,589,552    2,340,384     19,941,345
                                       ---------------------------------------------------------------------------------
                                        Class C                       452,867      3,372,291      828,749      7,111,005
                                       ---------------------------------------------------------------------------------
                                       SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       ---------------------------------------------------------------------------------
                                        Class A                       176,037      1,299,642      361,417      3,030,443
                                       ---------------------------------------------------------------------------------
                                        Class B                       185,498      1,368,953      363,272      3,045,269
                                       ---------------------------------------------------------------------------------
                                        Class C                        55,877        412,525      162,691      1,368,809
                                       ---------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       ---------------------------------------------------------------------------------
                                        Class A                    (1,524,909)   (11,289,540)  (3,067,325)   (25,992,077)
                                       ---------------------------------------------------------------------------------
                                        Class B                    (1,290,356)    (9,570,342)  (2,597,667)   (22,007,849)
                                       ---------------------------------------------------------------------------------
                                        Class C                      (888,085)    (6,568,143)  (1,615,116)   (13,617,987)
                                       ---------------------------------------------------------------------------------
                                       CONVERSION OF SHARES
                                       ---------------------------------------------------------------------------------
                                        Class A                        13,998        105,444       54,799        469,386
                                       ---------------------------------------------------------------------------------
                                        Class B                       (13,998)      (105,444)     (53,814)      (469,386)
                                       ---------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS              $ (3,597,870)               $ (8,746,249)
                                       ---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            Each Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's expenses. During the six months ended March 31, 2001, the High Yield Opportunity Fund's and High
                             Yield Fund II's custodian and transfer agent fees were reduced by $1,008 and $323, and $2,629 and $16,273, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The High Yield Fund II and several affiliated funds
                             (the "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase &
                             Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants.
                             Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of their net assets under the agreement.

--------------------------------------------------------------------------------

7    REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees,

NOTES TO FINANCIAL STATEMENTS

                             are presented as reorganization expenses in the Statement of Operations of the Fund.

                             KEMPER HIGH YIELD OPPORTUNITY FUND:

                             On November 29, 2000 the Trustees of the Fund approved an Agreement and Plan of Reorganization (the "Reorganization") between the Fund and the Scudder High Yield Bond Fund, pursuant to which Scudder High Yield Bond Fund would acquire all or substantially all of the assets and liabilities of the Fund in exchange for shares of the Scudder High Yield Bond Fund. The proposed transaction is part of the Advisor's initiative to restructure and streamline the management and operations of the funds it advises. The Reorganization can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting of the shareholders of the Fund to approve the Reorganization will be held on or about May 15, 2001.

                             As a result of the Reorganization, each shareholder of the Fund will become a shareholder of the Scudder High Yield Bond Fund and would hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional voting shares of the Scudder High Yield Bond Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the second quarter of 2001. In the event the shareholders of the Fund fail to approve the Reorganization, the Fund will continue to operate and the Fund's Trustees may resubmit the Plan for shareholder approval or consider other proposals.

                             KEMPER HIGH YIELD FUND II:

                             On November 29, 2000 the Trustees of the Fund approved an Agreement and Plan of Reorganization (the "Reorganization") between the Fund and the Kemper High Yield Fund, pursuant to which Kemper High Yield Fund would acquire all or substantially all of the assets and liabilities of the Fund in exchange for shares of the Kemper High Yield Fund. The proposed transaction is part of the Advisor's initiative to restructure and streamline the management and operations of the funds it advises. The Reorganization can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting of the shareholders of the Fund to approve the Reorganization will be held on or about May 15, 2001.

                             As a result of the Reorganization, each shareholder of the Fund will become a shareholder of the Kemper High Yield Fund and would hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional voting shares of the Kemper High Yield Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the second quarter of 2001. In the event the shareholders of the Fund fail to approve the Reorganization, the Fund will continue to operate and the Fund's Trustees may resubmit the Plan for shareholder approval or consider other proposals.

--------------------------------------------------------------------------------

8    ADOPTION OF NEW
     ACCOUNTING PRINCIPLES   Each Fund will adopt the provisions of the AICPA
                             Audit and Accounting Guide for Investment
                             Companies, as revised, effective for fiscal years beginning after

NOTES TO FINANCIAL STATEMENTS

                             December 15, 2000. The revised Audit and Accounting Guide will require each Fund to amortize premium and accrete discount on all fixed-income securities. Upon initial adoption, each Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of amortization/accretion that would have been recognized had amortization/accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect each Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain
                             (loss) in the Statement of Operations.

NOTES

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY
Trustee                           President                         MAUREEN E. KANE
                                                                    Secretary
LEWIS A. BURNHAM                  PHILIP J. COLLORA
Trustee                           Vice President and                CAROLINE PEARSON
                                  Assistant Secretary               Assistant Secretary
LINDA C. COUGHLIN
Chairperson, Trustee              JOHN R. HEBBLE                    BRENDA LYONS
and Vice President                Treasurer                         Assistant Treasurer
DONALD L. DUNAWAY                 KATHRYN L. QUIRK
Trustee                           Vice President
ROBERT B. HOFFMAN                 HARRY E. RESIS JR.
Trustee                           Vice President
DONALD R. JONES                   RICHARD L. VANDENBERG
Trustee                           Vice President
SHIRLEY D. PETERSON               LINDA J. WONDRACK
Trustee                           Vice President
WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           SCUDDER INVESTMENTS SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 SCUDDER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.scudder.com

[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)

Printed in the U.S.A. on recycled paper.
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unless preceded or accompanied by a
Kemper Fixed Income Funds prospectus.
KHYFS - 3 (5/24/01) 12455
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)